AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") between Global Industrial Services, Inc., a Nevada corporation ("GIS") and Passant Acquisition Corp., a Nevada corporation ("PAC") and the shareholders of PAC (collectively the "Shareholders"), being the owners of record of all of the issued and outstanding stock of PAC.
      Whereas, GIS wishes to acquire and the Shareholders wish to transfer all of the issued and outstanding securities of PAC in a transaction intended to qualify as a reorganization within the meaning of 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

      Now, therefore, GIS and the Shareholders adopt this plan of reorganization and agree as follows:

     1. Exchange of Stock. All stock of PAC for the sum of $50,000.00.

     1.1. Number of Shares. The Shareholders agree to transfer to GIS at the Closing (defined below) all of the shares of common stock of PAC, $.001 par value per share for the sum of $50,000.00.

     1.2. Exchange of Certificates. Each holder of an outstanding certificate or certificates theretofore representing shares of PAC common stock shall surrender such certificate(s) for cancellation to GIS. The transfer of PAC shares by the Shareholders shall be effected by the delivery to GIS at the Closing.

     1.3. Fractional Shares.  N/A

     1.4. Further Assurances. At the Closing and from time to time thereafter, the Shareholders of PAC shall execute such additional instruments and take such other action as GIS may request in order more effectively to sell, transfer, and assign the transferred stock to GIS and to confirm GIS's title thereto.

     2.   Ratio of Exchange.  N/A

     3.   Closing.

     3.1. Time and Place. The Closing contemplated herein shall be held as soon as possible at the offices of Chapman and Flanagan at 2080 East Flamingo, Las Vegas, Nevada, unless another place or time is agreed upon in writing by the parties without requiring the meeting of the parties hereof. All proceedings to be taken and all documents to be executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed. The date of Closing may be accelerated or extended by agreement of the parties.

     3.2. Form of Documents. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission required by this Agreement or any signature required thereon may be used in lieu of an original writing or transmission or signature for any and all purposes for which the original could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission or original signature.

     4.   Unexchanged Certificates.  N/A
5.   Representations and Warranties of the Shareholders

     The Shareholders, individually and separately, represent and warrant as follows:

     5.1. Title to shares. The Shareholders, and each of them, are the owners, free and clear of any liens and encumbrances, of the number of PAC shares which are listed in the attached schedule and which they have contracted to exchange.
5.2. Litigation. There is no litigation or proceeding pending, or to any Shareholder's knowledge threatened, against or relating to shares of PAC held by the Shareholders.

     6.   Representations and Warranties of GIS

     GIS represents and warrants as follows:

     6.1 Corporate Status. GIS is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.
6.2 Capitalization. The authorized capital stock of GIS consists of shares of common stock, par value per share, of which shares are issued and outstanding, all fully paid and nonassessable and no shares of non-designated preferred stock.
6.3  Subsidiaries.  GIS has no subsidiaries.
6.4 Litigation. There is no litigation or proceeding pending, or to the Company's knowledge threatened, against or relating to GIS, its properties or business, except as set forth in a list certified by the president of GIS and delivered to the Shareholders.
6.5 Contracts. GIS is not a party to any material contract which would prevent the instant transaction.
6.6 No Violation. Execution of this Agreement and performance by GIS hereunder has been duly authorized by all requisite corporate action on the part of GIS, and this Agreement constitutes a valid and binding obligation of GIS and performance hereunder will not violate any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgement, decree, law, or regulation to which any property of GIS is subject or by which GIS is bound.
6.7 Taxes. GIS has filed in correct form all federal, state, and other tax returns of every nature required to be filed by it and has paid all taxes as shown on such returns and all assessments, fees and charges received by it to the extent that such taxes, assessments, fees and charges have become due. GIS has also paid all taxes which do not require the filing of returns and which are required to be paid by it. To the extent that tax liabilities have accrued, but have not become payable, they have been adequately reflected as liabilities on the books of GIS and are reflected in the financial statements furnished hereto.
6.8 Title to Property. GIS has good and marketable title to all properties and assets, real and personal, reflected in GIS's Financial Statements, except as since sold or otherwise disposed of in the ordinary course of business, and GIS's properties and assets are subject to no mortgage, pledge, lien, or encumbrance, except for liens shown therein, with respect to which no default exists.
6.9 Corporate Authority. GIS has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder, and will deliver at the Closing a certified copy of resolutions of its board of directors authorizing execution of this Agreement by its officers and performance thereunder.
6.10 Investment Intent. GIS is acquiring the PAC shares to be transferred to it under this Agreement for investment and not with a view to the sale or distribution thereof.
6.11 Future Business Combinations/Acquisitions. Further, the candidate, any of its directors, officers, principal shareholders or general partners:

     (1) will not have been convicted of securities fraud, mail fraud, tax fraud, embezzlement, bribery, or a similar criminal offense involving misappropriation or theft of funds, or be the subject of a pending investigation or indictment involving any of those offenses;
(2) will not have been subject to a temporary or permanent injunction or restraining order arising from unlawful transactions in securities, whether as an issuer, underwriter, broker, dealer, or investment advisor, may be the subject of any investigation or a defendant in a pending lawsuit arising from or based upon the allegations of unlawful transactions in securities, or
(3) will not have been a defendant in a civil action which resulted in a final judgment against it or him awarding damages or rescission based upon unlawful practices or sales of securities.

     GIS's officer and director will make these determinations by asking pertinent questions of the management of prospective combination candidates. Such persons will also ask pertinent question of others who may be involved in the combination proceedings. However, the officer and director of GIS will not take other steps to verify independently the information obtained in this manner. Unless something comes to his attention, which puts him on notice of a possible disqualification which might be concealed from him, he will rely on the information received from the management of the prospective business combination candidate and from others who may be involved in the combination proceedings.

     7.   Conduct Pending the Closing
     GIS and the Shareholders covenant that between the date of this Agreement and the Closing as to each of them:

     7.1. No change will be made in the charter documents, by-laws, or other corporate documents of GIS.
7.2. GIS will use its best efforts to maintain and preserve its business organization, employee relationships and goodwill intact, and will not enter into any material commitment except in the ordinary course of business.
7.3. None of the Shareholders will sell, transfer, assign, hypothecate, lien, or otherwise dispose or encumber the PAC shares of common stock owned by them.

     8. Conditions Precedent to Obligation of the Shareholders The Shareholder's obligation to consummate this exchange shall be subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing by the Shareholders as appropriate:

     8.1. GIS Representations and Warranties. The representations and warranties of GIS set forth herein shall be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.

     8.2. GIS Covenants. GIS shall have performed all covenants required by this Agreement to be performed by it on or before the Closing.

     8.3. Board of Director Approval. This Agreement shall have been approved by the Board of Directors of GIS.

     8.4. Supporting Documents of GIS. GIS shall have delivered to the Shareholders supporting documents in form and substance reasonably satisfactory to the Shareholders, to the effect that:

     (a) GIS is a Nevada corporation duly organized, validly existing, and in good standing;

     (b)   GIS's authorized capital stock is as set forth herein:
50,000,000 common stock, $0.001 par value; 1,000,000 preferred stock, $0.01 par value;

     (c) Certified copies of the resolutions of the board of directors of GIS authorizing the execution of this Agreement and consummation hereof;

     (d) Any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein.

     9.   Conditions Precedent to Obligation of GIS
     GIS obligation to consummate this merger shall be subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing by GIS:

     9.1. Shareholder's Representations and Warranties. The representations and warranties of the Shareholders set forth herein shall be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.

     9.2.  Shareholder's Covenants.  The Shareholders shall  have
performed  all  covenants  required  by  this  Agreement  to   be
performed by them on or before the Closing.

     10. Termination. This Agreement may be terminated (1) by mutual consent in writing; (2) by either the Shareholders or GIS if there has been a material misrepresentation or material breach of any warranty or covenant by any other party; or (3) by either Shareholders or GIS if the Closing shall not have taken place within 15 days following execution of this Agreement, unless adjourned to a later date by mutual consent in writing.

     11.    Survival  of  Representations  and  Warranties.   The
representation and warranties of the Shareholders and GIS set out herein shall survive the Closing.

     12.  Arbitration

     12.1. Scope. The parties hereby agree that any and all claims (except only for requests for injunctive or other equitable relief) whether existing now, in the past or in the future as to which the parties or any affiliates may be adverse parties, and whether arising out of this agreement or from any other cause, will be resolved by arbitration before the American Arbitration Association within the State of Nevada

     12.2. Consent to Jurisdiction, Situs and Judgement. The parties hereby irrevocably consent to the jurisdiction of the American Arbitration Association and the situs of the arbitration (and any requests for injunctive or other equitable relief) within the State of Nevada. Any award in arbitration may be entered in any domestic or foreign court having jurisdiction over enforcement of such awards.

     12.3 Applicable Law. The law applicable to the arbitration and this agreement shall be that of the State of Nevada, determined without regard to its provisions which would otherwise apply to a question of conflict of laws.

     12.4. Disclosure and Discovery. The arbitrator may in its discretion, allow the parties to make reasonable disclosure and discovery in regard to any matters which are the subject of the arbitration and to compel compliance with such disclosure and discovery order. The arbitrator may order the parties to comply with all or any of the disclosure and discovery provisions of the Federal Rules of Civil Procedure, as they then exist, as may be modified by the arbitrator consistent with the desire to simplify the conduct and minimize the expense of the arbitration.

     12.5. Rules of Law. Regardless of any practices of arbitration to the contrary, the arbitrator will apply the rules of contract and other law of the jurisdiction whose law applies to the arbitration so that the decision of the arbitrator will be, as much a possible, the same as if the dispute had been determined by a court of competent jurisdiction.

     12.6. Finality and Fees. Any award or decision by the American Arbitration Association shall be final, binding and non-appealable except as to errors of law or the failure of the arbitrator to adhere to the arbitration provisions contained in this agreement. Each party to the arbitration shall pay its own costs and counsel fees except as specifically provided otherwise in this agreement.

     12.7. Measure of Damages. In any adverse action, the parties shall restrict themselves to claims for compensatory damages and/or securities issued or to be issued and no claims shall be made by any party or affiliate for lost profits, punitive or multiple damages.

     12.8. Covenant Not to Sue. The parties covenant that under no conditions will any party or any affiliate file any action against the other (except only requests for injunctive or other equitable relief) in any forum other than before the American Arbitration Association, and the parties agree that any such action, if filed, shall be dismissed upon application and shall be referred for arbitration hereunder with costs and attorney's fees to the prevailing party.

     12.9. Intention. It is the intention of the parties and their affiliates that all disputes of any nature between them whenever arising, whether in regard to this agreement or any other matter, from whatever the cause based on whatever law, rule or regulation, whether statutory or common law, and however characterized, be decided by arbitration as provided herein and that no party or affiliate be required to litigate in any other forum any disputes or other matters except for requests for injunctive or equitable relief. This agreement shall be interpreted in conformance with this stated intent of the parties and their affiliates.

     12.10.      Survival.    The  provisions   for   arbitration
contained herein shall survive the termination of this agreement for any reason.

     13.  General Provisions

     13.1. Further Assurances. From time to time, each party will execute such additional instruments and take such actions as may be reasonably required to carry out the intent and purposes of this agreement.

     13.2. Waiver. Any failure on the part of either party hereto to comply with any of its obligation, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

     13.3. Brokers. Each party agrees to indemnify and hold harmless the other party against any fee, loss, or expense arising out of claims by brokers or finders employed or alleged to have been employed by the indemnifying party.

     13.4. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class certified mail, return receipt requested or recognized commercial courier service as follows:

     If to GIS, to:

     Terry Kirby, corporate secretary

     200-1311 Howe St.

     Vancouver, B.C. Canada

     V6Z 2P3

     If to the Shareholders, to:

     Gregory M. Wilson

     18610 E. 32nd Ave.

     Greenacres, WA 99016

     13.5. Governing Law. This agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada.

     13.6. Assignment. This agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided. However, that any assignment by either party of its rights under this agreement without the written consent of the other party shall be void.

     13.7. Counterparts. This agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures sent by facsimile transmission shall be deemed to be evidence of the original execution thereof.

     13.8. Exchange Agent and Closing Date. The Exchange Agent shall be the law firm of Chapman and Flanagan, Las Vegas, Nevada. The Closing shall take place upon the fulfillment by each party of all the conditions of Closing required herein, but not later than 15 days following execution of this agreement unless extended by mutual consent of the parties.

     13.9. Review of the Agreement. Each party acknowledges that it has had time to review this agreement and, as desired, consult with counsel. In the interpretation of this agreement, no adverse presumption shall be made against any party on the basis that it has prepared, or participated in the preparation of, this agreement.

     13.10. Schedules. All schedules attached hereto, if any shall be acknowledged by each party by signature or initials thereon and shall be dated.
13.11. Effective date. This effective date of this agreement shall be upon its execution.

 Signature Page to Agreement and Plan of Reorganization between

    Global Industrial Services, Inc. and the Shareholders of

                    Passant Acquisition Corp.


       IN   WITNESS  WHEREOF,  the  parties  have  executed  this
agreement.

                              GLOBAL INDUSTRIAL SERVICES, INC.

                              By: /s/ Terry Kirby

                              Terry Kirby, Corporate Secretary



                              THE SHAREHOLDERS OF

                              PASSANT ACQUISITION CORP.

                              By: /s/ Gregory M. Wilson